                                                                  Execution Copy

                        AMENDMENT No. 1 dated as of December 15, 2000 (this
                   "Amendment"), to the Receivables Transfer Agreement referred to below among MTSPC, INC.,(the "Transferor"), MASCOTECH, INC. (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES CORPORATION ("PARCO"), and EIFFEL FUNDING, LLC ("Eiffel") (collectively, the "CP Conduit Purchasers"), THE CHASE MANHATTAN BANK, as Committed Purchaser and Funding Agent for PARCO ("Chase"), CDC FINANCIAL PRODUCTS INC., as Committed Purchaser and Funding Agent for Eiffel ("CDC") (collectively, the "Committed Purchasers"), and THE CHASE MANHATTAN BANK, as Administrative Agent.

         A. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

         B. The Transferor has asked to amend certain terms of the Receivables Transfer Agreement and to add Eiffel as a CP Conduit Purchaser and CDC as the Committed Purchaser and Funding Agent for Eiffel, and the Transferor, the Collection Agent, the Guarantor, PARCO and Chase are willing, on the terms and subject to the conditions set forth below, to amend the Receivables Transfer Agreement as provided herein.

         C. In connection with the addition of Simpson Industries, Inc. ("Simpson") as a Seller party to the Receivables Purchase Agreement, the Transferor has requested an increase in the Facility Limit from $175,000,000 to $225,000,000 and an increase in the Aggregate Commitment from $178,500,000 to $229,500,000.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Schedule A of the Receivables Transfer Agreement. (a) The definition of "CP Conduit Purchaser's Termination Event" with respect to Eiffel shall mean:

         "Any Program Support Provider of Eiffel has given notice that an event of termination or event of default has occurred and is continuing under its agreement with Eiffel."

         (b) The proviso at the end of the definition of "CP Rate" is hereby amended to read in its entirety as follows:

         "provided, that to the extent that such CP Tranche is funded by a specific issuance of such Pooled Funding CP Conduit Purchaser's Commercial Paper, the "CP Rate" may, in such Pooled Funding CP Conduit Purchaser's sole discretion, equal the rate or weighted average of the rates applicable to such issuance."

         (c) The definition of "Net Receivables Balance" is hereby amended to read in its entirety as follows:

         "Net Receivables Balance" shall mean, at any time, the aggregate Outstanding Balance of the Eligible Receivables at such time, as reduced by the aggregate amount for all Designated Obligors by which the Outstanding Balance of all Eligible Receivables of each Designated Obligor exceeds the product of the Concentration Factor for such Designated Obligor multiplied by the Outstanding Balance of all Eligible Receivables.

         SECTION 2. Amendments to Schedule B of the Receivables Transfer Agreement. Schedule B of the Receivables Transfer Agreement is hereby amended to read in its entirety as set forth in Schedule B attached to this Amendment. Schedule B is hereby amended to add Eiffel as a CP Conduit Purchaser and CDC as the Committed Purchaser and Funding Agent for Eiffel. From and after the Effective Date (as hereinafter defined) the "CP Conduit Funding Limit" of each CP Conduit Purchaser and the "Commitment" of each Committed Purchaser shall be as specified on Schedule B attached hereto.

         Eiffel hereby agrees to become a CP Conduit Purchaser and CDC hereby agrees to become the Committed Purchaser and Funding Agent for Eiffel.


         SECTION 3. Further Amendments to the Receivables Transfer Agreement.
(a) Amendment to Section 2.03. Section 2.03 of the Receivables Transfer Agreement is hereby amended by adding the following new subsection (e) at the end of such Section:

         "(e) Transfer of Transferred Interest to Certain Program Support Providers. If any Pooled Funding CP Conduit Purchaser assigns, participates or otherwise transfers any portion of the Transferred Interest to a Program Support Provider who is not a Committed Purchaser, such portion of the Transferred Interest shall be treated as a Eurodollar Tranche unless the applicable Tranche Rate would, without regard to this Section 2.03(e), be calculated by reference to the Base Rate."

         (b) Amendment to Section 10.06. Section 10.06 of the Receivables Transfer Agreement is hereby amended by adding the following sentence at the end of Section 10.06(a):

    "Each CP Conduit Purchaser may assign, participate, grant security interests in or otherwise transfer all or any portion of the Transferred Interest to any Program Support Provider with respect to such CP Conduit Purchaser without prior notice to or consent from any other party or any other condition or restriction of any kind."

         SECTION 4. Representations and Warranties. Each of the Transferor and the Parent, individually, as Collection Agent and as Guarantor, hereby represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers, on and as of the date hereof, and after giving effect to this Amendment, that:

         (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

         (b) The representations and warranties set forth in Article III of the Receivables Transfer Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) No Termination Event or Potential Termination Event has occurred and is continuing.

         SECTION 5. Effectiveness. This Amendment shall become effective on the first date (the "Effective Date") on which each of the following conditions shall have been satisfied:

         (a) the Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Transferor, the Parent, the Collection Agent, the Guarantor, PARCO, Eiffel, Chase, CDC and the Administrative Agent;

         (b) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by an authorized officer of the Transferor, confirming the representations and warranties set forth in paragraphs (b) and (c) of Section 4;

         (c) The Administrative Agent shall have received an opinion of counsel to the Transferor and the Parent addressed to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents, to the effect set forth in Section 4(a); and

         (d) All the conditions precedent to the addition of Simpson as a Seller specified in Section 7.02 of the Receivables Purchase Agreement shall have been satisfied.

         SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 7. Expenses. The Transferor shall pay all out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 10. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                       MTSPC, INC., as
                                         Transferor

                                       by /s/ David B. Liner
                                          -------------------------------
                                          Name:  David B. Liner
                                          Title: Secretary

                                       MASCOTECH, INC.,
                                         individually, as
                                         Collection Agent and as
                                         Guarantor

                                       by /s/ David B. Liner
                                          --------------------------------
                                          Name:  David B. Liner
                                          Title: Vice President

                                       PARK AVENUE RECEIVABLES CORPORATION, as
                                         CP Conduit Purchaser

                                       by /s/ Kevin P. Burns
                                          --------------------------------
                                          Name:  Kevin P. Burns
                                          Title: Vice President

                                       THE CHASE MANHATTAN BANK, as
                                         Committed Purchaser for
                                         Park Avenue Receivables Corporation,


                                       by /s/ Bradley S. Schwartz
                                          --------------------------------
                                          Name:  Bradley S. Schwartz
                                          Title: Managing Director

                                       THE CHASE MANHATTAN BANK, as
                                         Funding Agent for Park
                                         Avenue Receivables Corporation,

                                       by /s/ Lara Graff
                                          --------------------------------
                                          Name:  Lara Graff
                                          Title: Vice President

                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent,

                                       by /s/ Lara Graff
                                          --------------------------------
                                          Name:  Lara Graff
                                          Title: Vice President

                                       EIFFEL FUNDING LLC,
                                         as CP Conduit Purchaser
                                       by Global Securitization
                                         Services, LLC, its Manager

                                       by /s/ Bernard J. Angelo
                                          --------------------------------
                                          Name:  Bernard J. Angelo
                                          Title: Vice President


                                       CDC FINANCIAL PRODUCTS INC., as
                                         Committed Purchaser for Eiffel
                                         Funding, LLC

                                       by /s/ N. Mumford
                                          --------------------------------
                                          Name:  N. Mumford
                                          Title: Managing Director

                                       by /s/ Ramine Rouhani
                                          --------------------------------
                                          Name:  Ramine Rouhani
                                          Title: Managing Director

                                       CDC FINANCIAL PRODUCTS, INC.,
                                       as Funding Agent for
                                       Eiffel Funding, LLC

                                       by /s/ N. Mumford
                                          --------------------------------
                                          Name:  N. Mumford
                                          Title: Managing Director

                                       by /s/ Ramine Rouhani
                                          --------------------------------
                                          Name:  Ramine Rouhani
                                          Title: Managing Director

                                                                      SCHEDULE B
                       Schedule of CP Conduit Purchasers,
                     Committed Purchasers and Funding Agents


CP CONDUIT PURCHASERS:
--------------------------------------------------------------------------------
NAME & ADDRESS FOR NOTICES                       CP CONDUIT FUNDING LIMIT
--------------------------------------------------------------------------------
Park Avenue Receivables Corporation                     $150,000,000
c/o Global Securitization Services, LLC
114 West 47th Street,
Suite 1715
New York, NY  10036
Attention:  President
Telephone: (212) 302-5151
Fax:       (212) 302-8767
--------------------------------------------------------------------------------
Eiffel Funding, LLC                                      $75,000,000
c/o Global Securitization Services, LLC
115 West 47th Street
Suite 1715
New York, New York 10036
Attn:  Andrew Stidd
Telephone: (212) 302-8330
Fax:       (212) 302-8767
--------------------------------------------------------------------------------

Total Facility Limit:                                   $225,000,000
---------------------

COMMITTED PURCHASERS:
--------------------------------------------------------------------------------
NAME & ADDRESS FOR NOTICES                                   COMMITMENT
--------------------------------------------------------------------------------
The Chase Manhattan Bank, as Committed Purchaser for        $153,000,000
Park Avenue Receivables Corporation
450 West 33rd Street,
15th Floor
New York, NY 10011
Attention:  Lara Graff
            CMFS-PARCO
Telephone: (212) 946-3748
Fax:       (212) 946-8098
--------------------------------------------------------------------------------
CDC Financial Products, Inc. as Committed Purchaser          $76,500,000
for
Eiffel Funding, LLC
9 West 57th Street
New York, New York 10019
Attention:  Michael Sista
Telephone: (212) 891-6121
Fax:       (212) 891-3335
--------------------------------------------------------------------------------

Total Aggregate Commitment:                                 $229,500,000
--------------------------

FUNDING AGENTS:
--------------------------------------------------------------------------------
NAME & ADDRESS FOR NOTICES
--------------------------------------------------------------------------------
The Chase Manhattan Bank, as Funding Agent for
Park Avenue Receivables Corporation
450 West 33rd Street,
15th Floor
New York, NY 10011
Attention:  Lara Graff
            CMFS-PARCO
Telephone: (212) 946-3748
Fax:       (212) 946-8098
--------------------------------------------------------------------------------
CDC Financial Products, Inc. as Funding Agent for
Eiffel Funding, LLC
9 West 57th Street
New York, New York 10019
Attention:  Michael Sista
Telephone: (212) 891-6121
Fax:       (212) 891-3335
--------------------------------------------------------------------------------